MAY 3, 2004

                            THE JAMES ADVANTAGE FUNDS

                 SUPPLEMENT TO PROSPECTUS DATED NOVEMBER 1, 2003

The following replaces the first paragraph under the heading "Exchange Privilege" on page 15 of the prospectus:

Shares of a Fund may be exchanged for shares of any other Fund. You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges also may be requested by telephone. Your exchange will be made at the next determined net asset value after receipt of a request by the Transfer Agent, less any applicable redemption fee.

The following replaces the first paragraph under the heading "How to Redeem Shares" on page 15 of the prospectus:

You may redeem shares of a Fund on each day that the Trust is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and the account number. The request must be signed exactly as your name appears on the Trust's account records. Upon receipt by a Fund of a proper redemption request, the Fund will redeem shares at their next determined net asset value, less any applicable redemption fee. The Funds normally do not charge a redemption fee; the James Small Cap Fund, the James Large Cap Plus Fund and the James Market Neutral Fund each, however, charge a redemption fee of 1.00% of the amount redeemed if you sell shares that you have held for fewer than 180 days. The holding period is calculated using the "first in, first out" method. In addition, the Funds may charge a fee for wiring redemption proceeds.